UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 17, 2018

AVISTA HEALTHCARE PUBLIC ACQUISITION CORP.

(Exact Name of Registrant as specified in its charter)

Cayman Islands	001-37906	98-1329150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 East 55th Street 18th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 593-6900

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 17, 2018, Avista Healthcare Public Acquisition Corp., a Cayman Islands exempted company (“AHPAC”), Avista Healthcare Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of AHPAC (“Merger Sub”) and Organogenesis Inc., a Delaware corporation (“Organogenesis”) entered into an Agreement and Plan of Merger (the “Merger Agreement”).

Pursuant to the Merger Agreement, among other things, (i) AHPAC will transfer by way of continuation out of the Cayman Islands into the State of Delaware or domesticate as a Delaware corporation in accordance with Section 388 of the Delaware General Corporation Law, as amended and the Cayman Islands Companies Law (2018 Revision) (the “Domestication”); (ii) Merger Sub will merge with and into Organogenesis, the separate corporate existence of Merger Sub will cease and Organogenesis will be the surviving corporation and a direct wholly owned subsidiary of AHPAC (the “Merger”, and together with the Domestication and the other transactions contemplated by the Merger Agreement, the “Business Combination”).

The Merger Agreement

Consideration to Selling Equityholders in the Business Combination

Consideration payable to Holders of Organogenesis Common Stock

Subject to the terms and conditions of the Merger Agreement, each share of Organogenesis common stock, par value $0.001 (“Organogenesis Common Stock”) issued and outstanding immediately prior to the effective time of the Merger shall be automatically cancelled, extinguished and converted, into the right to receive 2.03 shares (the “Exchange Ratio”) of validly issued, fully paid in and nonassessable shares of Class A common stock, par value $0.0001 per share, of AHPAC (after giving effect to the Domestication) (“AHPAC Common Stock”).

Holders of Organogenesis Warrants

Subject to the terms and conditions of the Merger Agreement, each warrant to acquire shares of Organogenesis Common Stock (the “Organogenesis warrants”) outstanding and unexercised immediately prior to the Effective Time (other than Organogenesis warrants that expire or are deemed automatically net exercised immediately prior to the effective time according to their terms as of the date of the Merger Agreement as a result of the transactions contemplated by the Merger Agreement) will be cancelled and each holder thereof shall instead have the right to receive from AHPAC a new warrant for shares of AHPAC Common Stock (each, a “replacement warrant”). Each replacement warrant shall have, and be subject to, substantially the same terms and conditions set forth in the Organogenesis warrants, except that: (i) the number of shares of AHPAC Common Stock (after giving effect to the Domestication) which can be purchased with each replacement warrant shall equal a number of shares equal to (as rounded down to the nearest whole number) (A) the number of shares of Organogenesis Common Stock that the Organogenesis warrant entitled the holder thereof to acquire immediately prior to the Effective Time, multiplied by (B) the Exchange Ratio; and (ii) the exercise price for each replacement warrant shall be equal to (as rounded up to the nearest whole cent) (A) the exercise price of the Organogenesis warrant (in U.S. Dollars), divided by (B) the Exchange Ratio.

Holders of Organogenesis Options

Subject to the terms and conditions of the Merger Agreement, each outstanding option to acquire shares of Organogenesis Common Stock (the “Organogenesis options”) (whether vested or unvested) shall be assumed by AHPAC and automatically converted into an option to purchase shares of AHPAC Common Stock (each, an “assumed option”).  Each assumed option shall: (i) have the right to acquire a number of shares of AHPAC Common Stock equal to (as rounded down to the nearest whole number) the product of (A) the number of shares of Organogenesis Common Stock which the Organogenesis option had the right to acquire immediately prior to the Effective Time, multiplied by

(B) the Exchange Ratio; (ii) have an exercise price equal to (as rounded up to the nearest whole cent) the quotient of (A) the exercise price of the Organogenesis option (in U.S. Dollars), divided by (B) the Exchange Ratio; (iii) be subject to the same vesting schedule as the applicable Organogenesis option; and (iv) be administered by the Board of Directors of AHPAC (the “AHPAC Board”) or a committee thereof.

Listing of AHPAC Common Stock

The AHPAC Common Stock is expected to be listed on the NASDAQ Capital Market (“NASDAQ”) upon consummation of the Business Combination.

Covenants

The Merger Agreement contains additional covenants of the parties, including, among others, covenants providing for (a) the parties to conduct their respective businesses in the ordinary course through the closing, (b) AHPAC and Organogenesis to cease discussions for alternative transactions, (c) AHPAC to prepare and file a registration statement on Form S-4 as promptly as reasonably practicable to provide AHPAC’s shareholders with the opportunity to redeem their AHPAC Common Stock, to solicit proxies from the AHPAC shareholders to vote on, among other matters, the issuance of shares of AHPAC Common Stock and proposals regarding the Business Combination, and to solicit approval of the Merger via written consent from the stockholders of Organogenesis, (d) the protection of, and access to, confidential information of the parties, (e) the parties to use reasonable best efforts to obtain necessary approvals from governmental agencies and (f) the parties to take all reasonable steps to cause the repayment and satisfaction in full of certain outstanding debt obligations of Organogenesis pursuant to the Exchange Agreement (as described below).

Governance

After the consummation of the Business Combination, AHPAC will have a single-tier board that will consist of eight directors. Each of the directors will serve for a one year term and until his or her successor is elected or, if earlier, upon such director’s resignation, removal or death.

Conditions to Closing of the Business Combination

The consummation of the Business Combination is subject to customary closing conditions, including approval by AHPAC’s shareholders and the applicable waiting period under the HSR Act having expired or been terminated.  In addition, consummation of the Business Combination is subject to (a) the availability of at least $5,000,001 of net tangible assets, (b) the listing of AHPAC Common Stock on NASDAQ upon the closing, (c) the consummation of the transactions contemplated by the Exchange Agreement (as described below), (d) the consummation of the private placement (as described below) and (e) no material adverse effect with respect to Organogenesis shall have occurred.

Representations and Warranties

The parties to the Merger Agreement have made representations and warranties that are customary for transactions of this nature. The representations and warranties of the parties contained in the Merger Agreement or in any instrument delivered pursuant to the Merger Agreement will terminate and be of no further force and effect as of the closing.

Termination

The Merger Agreement may be terminated at any time prior to the closing, whether before or after the required AHPAC shareholder approval has been obtained by mutual written consent of AHPAC and Organogenesis, and in certain other circumstances, including if the Business Combination has not been consummated by October 14, 2018, or, if the shareholders of AHPAC approve the extension of the date by which AHPAC must consummate a Business Combination,

February 15, 2019, and the delay in closing beyond such date is not due to the breach of the Merger Agreement by the party requesting termination.

The foregoing description of the Merger Agreement and the Business Combination do not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement and any related agreements. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about AHPAC or any other party to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in AHPAC’s public disclosures.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto.

Related Agreements

Parent Sponsor Letter Agreement

In connection with the execution and delivery of the Merger Agreement, Sponsor and certain directors of AHPAC, who together own all of AHPAC’s issued and outstanding Class B Shares (collectively, solely in their capacity as a holder of Class B Shares, the “Class B Holders”) have entered into a letter agreement (the “Parent Sponsor Letter Agreement”) pursuant to which, the Class B Holders will surrender to AHPAC (i) at the execution of the Merger Agreement, an aggregate of 1,937,500 Class B Shares and (ii) at the consummation of the Business Transaction, an aggregate of 4,421,507 Class B Shares and 16,400,000 private placement warrants owned by the Sponsor (the “Private Placement Warrants”). All such Class B Shares and Private Placement Warrants shall be cancelled. The Parent Sponsor Letter Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1.

Subscription Agreement

Concurrently with the signing of the Merger Agreement, AHPAC entered into a subscription agreement (the “Subscription Agreement”) with Avista Capital Partners Fund IV L.P., a Delaware limited partnership and Avista Capital Partners Fund IV (Offshore), L.P., a limited partnership formed under the laws of Bermuda (collectively, the “PIPE Investor”) for the purchase and sale of 9,022,741 shares of AHPAC Common Stock and 4,100,000 warrants to purchase one-half of one share of AHPAC Common Stock, on substantially the same terms as the Private Placement Warrants, which are to be surrendered by Sponsor pursuant to the Parent Sponsor Letter, for an aggregate purchase price of $46,000,000, immediately following the Domestication through a private placement offered to a limited number of accredited investors (as defined by Rule 501 of Regulation D) pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “private placement”). The PIPE Investor also purchased, concurrently with the execution and delivery of the Merger Agreement, 3,221,050 shares of Organogenesis Common Stock for an aggregate purchase price of $46,000,000 (such subscription, collectively with the private placement, the “equity financing”). The purpose of the equity financing is to fund the Business Combination and related transactions and for general corporate purposes. The Subscription Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2.

Exchange Agreement

At the closing of the Business Combination, certain creditors of Organogenesis are executing and delivering to AHPAC an exchange agreement (“Exchange Agreement”) whereby such creditors and AHPAC have agreed that, concurrently with the consummation of the Business Combination, a portion of the outstanding obligations of Organogenesis owed to creditors who are insiders of Organogenesis (“Organogenesis Insider Debt”) will be converted into the AHPAC Common Stock, and AHPAC will make a cash payment to such creditors in satisfaction of the remaining portion of the obligations under the Organogenesis Insider Debt, including the accrued and unpaid interest and any fees with respect to the Organogenesis Insider Debt. Following the consummation of the transactions contemplated by the Exchange Agreement, the Organogenesis Insider Debt will be deemed fully paid and satisfied in full and will be discharged and terminated.  The Exchange Agreement is filed with this Current Report on Form 8-K as Exhibit 10.3.

Amended and Restated Registration Rights Agreement

At the closing of the Business Combination, AHPAC, the Sponsor, the PIPE Investor and certain holders of Organogenesis Common Stock (the “restricted stockholders”) will enter into a registration rights agreement (the “Amended and Restated Registration Rights Agreement”) in respect of the shares of AHPAC Common Stock issued to the restricted stockholders in connection with the Business Combination. Pursuant to such agreement, the restricted stockholders and their permitted transferees will be entitled to certain registration rights, including, among other things, customary registration rights, including demand and piggy-back rights, subject to cut-back provisions. Pursuant to the Registration Rights Agreement, the restricted stockholders (other than the PIPE Investor and the creditors with respect to shares of AHPAC Common Stock issued upon conversion of the Organogenesis Insider Debt) will agree not to sell, transfer, pledge or otherwise dispose of shares of common stock or warrants in AHPAC it receives in connection with the Business Combination for six months from the closing of the Business Combination.

Stockholders Agreement

At or prior to the closing of the Business Combination, the PIPE Investor, AHPAC and certain stockholders of Organogenesis Common Stock will enter into a Stockholders Agreement providing the PIPE Investor the right to designate one director nominee and one observer to the AHPAC Board.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference herein. The AHPAC warrants and AHPAC Common Stock to be issued in connection with the Subscription Agreement and the Exchange Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On August 17, 2018, AHPAC issued a press release (the “Press Release”) announcing the Business Combination. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated by reference herein is an investor presentation dated August 2018, that will be used by AHPAC with respect to the Business Combination.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of AHPAC under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Forward Looking Statements

This Current Report includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include estimated financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of AHPAC, Organogenesis or the combined company after completion of the Business Combination are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed Business Combination contemplated therein; (2) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of AHPAC or other conditions to closing in the Merger Agreement; (3) the ability to meet applicable NASDAQ listing standards; (4) the risk that the proposed Business Combination disrupts current plans and operations of Organogenesis as a result of the announcement and consummation of the transactions described herein; (5) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) costs related to the proposed Business Combination; (7) changes in applicable laws or regulations; (8) the possibility that Organogenesis may be adversely affected by other economic, business, and/or competitive factors; and (9) other risks and uncertainties indicated from time to time in the definitive registration statement of AHPAC filed in connection with the proposed Business Combination and the joint proxy/consent solicitation statement/prospectus contained therein, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission by AHPAC. Investors are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. AHPAC and Organogenesis undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Anyone using the presentation does so at their own risk and no responsibility is accepted for any losses which may result from such use directly or indirectly. Investors should carry out their own due diligence in connection with the assumptions contained herein. The forward-looking statements in this press release speak as of the date of this release. Although AHPAC may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so whether as a result of new information, future events, changes in assumptions or otherwise except as required by applicable securities laws.

Disclaimer

This Current Report shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This Current Report relates to a proposed Business Combination between AHPAC and Organogenesis.

Additional Information About the Business Combination

In connection with the proposed Business Combination between Organogenesis and AHPAC, AHPAC intends to file with the Securities and Exchange Commission (“SEC”) registration statement on Form S-4 and joint proxy/consent solicitation statement/prospectus forming a part thereof (the “Registration Statement”) and will mail a definitive Registration Statement and other relevant documentation to AHPAC’s shareholders. AHPAC’s shareholders and other interested persons are advised to read, when available, the preliminary Registration Statement and the amendments thereto and the definitive Registration Statement and documents incorporated by reference therein as these materials will contain important information about AHPAC, Organogenesis and the Business Combination. The definitive Registration Statement will be mailed to AHPAC’s shareholders as of a record date to be established for voting on the proposed Business Combination when it becomes available. Shareholders will also be able to obtain a copy of the preliminary and definitive Registration Statement once it is available, without charge, at the SEC’s website at http://sec.gov or by directing a request to: Avista Healthcare Public Acquisition Corp., 65 East 55th Street, 18th Floor, New York, NY 10022.

AHPAC shareholders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about AHPAC and Organogenesis, once such documents are filed with the SEC.

Participants in the Solicitation

AHPAC and its directors, executive officers and other members of its management and employees and Organogenesis and its directors and management may be deemed to be participants in the solicitation of proxies from AHPAC’s shareholders in connection with the proposed Business Combination. Shareholders are urged to carefully read the Registration Statement regarding the proposed Business Combination when it becomes available, because it will contain important information. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of AHPAC’s shareholders in connection with the proposed Business Combination will be set forth in the Registration Statement when it is filed with the SEC. Information about AHPAC’s executive officers and directors also will be set forth in the Registration Statement relating to the proposed Business Combination when it becomes available.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit

2.1	Merger Agreement, dated August 17, 2018, by and among Avista Healthcare Public Acquisition Corp., Avista Healthcare Merger Sub, Inc. and Organogenesis, Inc.

10.1	Parent Sponsor Letter Agreement, dated August 17, 2018, by and among Avista Healthcare Public Acquisition Corp., Avista Acquisition Corp., and certain individuals.

10.2	Subscription Agreement, dated August 17, 2018, by and between Avista Healthcare Public Acquisition Corp., Avista Capital Partners IV, L.P. and Avista Capital Partners IV (Offshore), L.P.

10.3	Exchange Agreement, dated August 17, 2018, by and among Avista Healthcare Public Acquisition Corp. and certain lenders listed on Schedule A therein.

99.1	Joint Press Release issued by AHPAC and Organogenesis on August 17, 2018.

99.2	Investor Presentation of AHPAC dated August 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avista Healthcare Special Acquisition Corp.

By:	/s/ Benjamin Silbert
Name:	Benjamin Silbert
Title:	General Counsel and Secretary

Date: August 17, 2018